APPENDIX A

RULE 18f-3 MULTI-CLASS PLAN

WELLS FARGO FUNDS TRUST

Funds Trust Multi Class Funds and Share Classes	Maximum Initial Sales Charge	Maximum CDSC±	Maximum 12b-1 Fee**	Maximum Shareholder Servicing Fee
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	2.00 None None None None	None 1.50 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Asia Pacific Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Asset Allocation Fund Class A Class B Class C Class R Administrator Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 0.25 None	0.25 0.25 0.25 0.25 0.25
C&B Large Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
California Limited-Term Tax-Free Fund Class A Class C Administrator Class	3.00 None None	None 1.00 None	None 0.75 None	0.25 0.25 0.25
California Municipal Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 0.25 0.25 0.25
California Tax-Free Fund Class A Class B Class C Administrator Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Capital Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	None None None None	None None None None	None None None None	0.10 None None 0.25
Classic Value Fund[1] Class A Class B Class C Class R Administrator Class Institutional Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 0.25 None None	0.25 0.25 0.25 0.25 0.25 None
Colorado Tax-Free Fund Class A Class B Class C Administrator Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Common Stock Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Core Equity Fund[2] Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Disciplined Global Equity Fund[3] Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Disciplined U.S. Core Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Disciplined Value Fund[4] Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Discovery Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Diversified Equity Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Diversified Income Builder Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Diversified International Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Dow Jones Target Today Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Dow Jones Target 2010 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Dow Jones Target 2015 Fund Administrator Class Institutional Class Investor Class	None None None	None None None	None None None	0.25 None 0.25
Dow Jones Target 2020 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Dow Jones Target 2025 Fund Administrator Class Institutional Class Investor Class	None None None	None None None	None None None	0.25 None 0.25
Dow Jones Target 2030 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Dow Jones Target 2035 Fund Administrator Class Institutional Class Investor Class	None None None	None None None	None None None	0.25 None 0.25
Dow Jones Target 2040 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Dow Jones Target 2045 Fund Administrator Class Institutional Class Investor Class	None None None	None None None	None None None	0.25 None 0.25
Dow Jones Target 2050 Fund Administrator Class Institutional Class Investor Class	None None None	None None None	None None None	0.25 None 0.25
Dow Jones Target 2055 Fund[5] Administrator Class Institutional Class Investor Class	None None None	None None None	None None None	0.25 None 0.25
Emerging Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Emerging Markets Equity Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Enterprise Fund[6] Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Equity Value Fund[7] Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Government Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25
Government Securities Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	4.50 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Growth Balanced Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Growth Opportunities Fund[8] Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Health Care Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	None None None None	None None None None	None None None None	0.10 None None 0.25
High Income Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	4.50 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
High Yield Bond Fund Class A Class B Class C Administrator Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Income Plus Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	4.50 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Index Asset Allocation Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Index Fund Class A Class B Class C Administrator Class Investor Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.10 0.25
Inflation-Protected Bond Fund Class A Class B Class C Administrator Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class Investor Class	3.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
International Bond Fund Class A Class B Class C Administrator Class Institutional Class	4.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
International Equity Fund Class A Class B Class C Class R Administrator Class Institutional Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 0.25 None None	0.25 0.25 0.25 0.25 0.25 None
International Value Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Intrinsic Value Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Intrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Large Cap Core Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Large Cap Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Large Company Value Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Mid Cap Growth Fund[9] Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Minnesota Money Market Fund Class A Sweep Class	None None	None None	None 0.35	0.25 0.25
Minnesota Tax-Free Fund Class A Class B Class C Administrator Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Moderate Balanced Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Money Market Fund Class A Class B Class C Daily Class Investor Class Service Class	None None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 0.25 None None	0.25 0.25 0.25 0.25 0.25 0.25
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	4.50 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	None None None	None None None	None None None	0.25 None 0.25
Municipal Money Market Fund Class A Institutional Class Investor Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 None 0.25 0.25 0.25
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25
New Jersey Municipal Money Market Fund Class A Service Class Sweep Class	None None None	None None None	None None 0.35	0.25 0.25 0.25
New York Municipal Money Market Fund Class A Service Class Sweep Class	None None None	None None None	None None 0.35	0.25 0.25 0.25
North Carolina Tax-Free Fund Class A Class C Institutional Class	4.50 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 0.25 None None	0.25 0.25 0.25 0.25 0.25 None
Opportunity Fund[10] Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 None
Pennsylvania Municipal Money Market Fund Class A Service Class Sweep Class	None None None	None None None	None None 0.35	0.25 0.25 0.25
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Premier Large Company Growth Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Prime Investment Money Market Fund Institutional Class Service Class	None None	None None	None None	None 0.25
Short Duration Government Bond Fund Class A Class B Class C Administrator Class Institutional Class	3.00 None None None None	None 3.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Short-Term Bond Fund Class A Class C Institutional Class Investor Class	3.00 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 None 0.25
Short-Term High Yield Bond Fund Class A Class C Administrator Class Investor Class	3.00 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 0.25
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	3.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Small Cap Growth Fund[11] Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Small Company Growth Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Small Company Value Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Small/Mid Cap Core Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Small/Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Social Sustainability Fund Class A Class C Administrator Class	5.75 None None	None 1.00 None	None 0.75 None	0.25 0.25 0.25
Specialized Technology Fund Class A Class B Class C Administrator Class Investor Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 0.25
Special Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Special Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Strategic Large Cap Growth Fund Class A Class C Class R Administrator Class Institutional Class	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.25 None
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Total Return Bond Fund Class A Class B Class C Class R Administrator Class Institutional Class Investor Class	4.50 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 0.25 None None None	0.25 0.25 0.25 0.25 0.25 None 0.25
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class Investor Class	2.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class Investor Class	2.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Wisconsin Tax-Free Fund Class A Class C Investor Class	4.50 None None	None 1.00 None	None 0.75 None	0.25 0.25 0.25
100% Treasury Money Market Fund Class A Administrator Class Service Class Sweep Class	None None None None	None None None None	None None None 0.35	0.25 0.10 0.25 0.25

Appendix A amended:   May 18, 2011

±  Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waives its commission (except for those Funds identified in the table as having Class A shares that are not subject to any CDSC).  Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

Class A shares for the California Limited-Term Tax-Free Fund, Intermediate Tax/AMT-Free Fund and Short-Term Municipal Bond Fund that are purchased at NAV in amounts of $1,000,000 will be assessed a 0.50% if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waives its commission.

Class A shares for the Adjustable Rate Government Fund, Short Duration Government Bond Fund, Short-Term Bond Fund and Short-Term High Yield Bond Fund that are purchased at NAV in amounts of $1,000,000 will be assessed a 0.40% if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waives its commission.

**On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund.  Following the closing of the Class B shares, 12b-1 payments will continue to fund previously incurred distribution-related expenses.

  [1]On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Classic Value Fund into the Equity Value Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

  [2]On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Core Equity Fund into the Opportunity Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

  [3]On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Disciplined Global Equity Fund into the Intrinsic World Equity Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

  [4]On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Disciplined Value Fund into the Large Company Value Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

  [5]On February 10, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of a new fund: Dow Jones Target 2055 Fund.  The new fund will become effective on or about July 1, 2011.

  [6]On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Mid Cap Growth Fund into the Enterprise Fund and the addition of Class B to the Enterprise Fund.  Pending shareholder approval of the merger, Class B will become effective in the third quarter of 2011.

  [7]On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Classic Value Fund into the Equity Value Fund and the addition of Class R to the Equity Value Fund.  Pending shareholder approval of the merger, Class R will become effective in the third quarter of 2011.

  [8]On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Growth Opportunities Fund into the Discovery Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

  [9]On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Mid Cap Growth Fund into the Enterprise Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

  [10]On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Core Equity Fund into the Opportunity Fund and the addition of Class B to the Opportunity Fund.  Pending shareholder approval of the merger, Class B will become effective in the third quarter of 2011.

  [11]On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Small Cap Growth Fund into the Emerging Growth Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.